Exhibit 99.1

CARLSON WAGONLIT TRAVEL AND NAVIGANT INTERNATIONAL ANNOUNCE

EXPIRATION OF HART-SCOTT-RODINO WAITING PERIOD FOR PROPOSED MERGER

PARIS AND DENVER, COLO., JUNE 6, 2006 – Carlson Wagonlit Travel (CWT) and Navigant International, Inc. (Nasdaq: FLYR), doing business as TQ3Navigant (Navigant), announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with CWT’s proposed acquisition of Navigant expired on June 5, 2006. The acquisition, which is expected to close in the third calendar quarter of 2006, remains subject to a number of closing conditions, including approval by Navigant’s stockholders, other regulatory approvals, financing and the closing of the recapitalization of CWT also announced on April 27, 2006.

About Carlson Wagonlit Travel

Carlson Wagonlit Travel is a world leader in business travel management, partnering with large corporations, small and medium-sized companies, and government institutions. CWT designs and implements superior travel management programs for clients based upon its recognized consulting expertise, strong purchasing power, technological strength, and consistent delivery of high-quality service. CWT has operations in more than 150 countries and services 60 of the world’s 100 largest companies. Annual sales of U.S. $22 billion are generated under the Carlson Wagonlit Travel brand. For more information, please visit www.carlsonwagonlit.com.

About Navigant International, Inc.

Denver-based Navigant International, Inc., (Nasdaq: FLYR), doing business as TQ3Navigant, is a global provider of travel management solutions that add significant value by reducing costs, increasing management and control, and improving travel efficiency. TQ3Navigant delivers integrated travel management solutions blending technology with personalized service and expertise. The company currently employs approximately 5,200 Associates and has operations in approximately 1,000 locations in 22 countries and U.S. territories. For more information, please visit www.navigant.com.

Cautionary Statement on Forward-Looking Statements

This press release contains statements, including, among others, statements about the acquisition of Navigant by Carlson Wagonlit Travel and the timing and certainty of the proposed transaction, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on currently available information and are based on current expectations and projections about future events. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the satisfaction of the conditions to the closing of the transaction, the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule, the failure of Navigant’s stockholders to approve the transaction, the failure of Carlson Wagonlit Travel to complete the financings required to consummate the transaction and disruptions in the travel industry such as those caused by terrorism, war, natural disasters or general economic downturn. Additional information regarding these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements is contained in Navigant’s preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 17, 2006, annual report on Form 10-K for the year ended December 25, 2005, and in Navigant’s other SEC filings, including its filings on Forms 10-K and 10-Q. The forward-looking statements made herein are only as of the date of this press release, and Navigant and Carlson Wagonlit Travel undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Additional Information about this Transaction

In connection with the proposed merger, Navigant filed a preliminary proxy statement with the SEC on May 17, 2006. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other materials filed by Navigant at the SEC’s web site at www.sec.gov. The definitive proxy statement (when available) and such other materials may also be obtained for free from Navigant by directing such request to Navigant, Attention: Corporate Secretary, 84 Inverness Circle East, Englewood, Colorado 80112-5314, Telephone: (303) 706-0800.

Navigant and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Navigant’s participants in the solicitation is set forth in its annual proxy statement filed with the SEC on March 16, 2006. Carlson Wagonlit Travel and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from Navigant’s stockholders in connection with the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available. INVESTORS SHOULD READ THE DEFINITIVE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

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